Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 185-190 and pages 191-193, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30,
2021.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q21 Change					2021 Change
SELECTED INCOME STATEMENT DATA	4Q21		3Q21		2Q21	1Q21	4Q20	3Q21	4Q20	2021		2020	2020
Reported Basis
Total net revenue (a)	$29,257		$29,647		$30,479	$32,266	$29,335	(1)%	—%	$121,649		$119,951	1%
Total noninterest expense	17,888		17,063		17,667	18,725	16,048	5	11	71,343		66,656	7
Pre-provision profit (b)	11,369		12,584		12,812	13,541	13,287	(10)	(14)	50,306		53,295	(6)
Provision for credit losses	(1,288)		(1,527)		(2,285)	(4,156)	(1,889)	16	32	(9,256)		17,480	NM
NET INCOME	10,399		11,687		11,948	14,300	12,136	(11)	(14)	48,334		29,131	66

Managed Basis (c)
Total net revenue	30,349		30,441		31,395	33,119	30,161	—	1	125,304		122,929	2
Total noninterest expense	17,888		17,063		17,667	18,725	16,048	5	11	71,343		66,656	7
Pre-provision profit (b)	12,461		13,378		13,728	14,394	14,113	(7)	(12)	53,961		56,273	(4)
Provision for credit losses	(1,288)		(1,527)		(2,285)	(4,156)	(1,889)	16	32	(9,256)		17,480	NM
NET INCOME	10,399		11,687		11,948	14,300	12,136	(11)	(14)	48,334		29,131	66

EARNINGS PER SHARE DATA
Net income: Basic	$3.33		$3.74		$3.79	$4.51	$3.80	(11)	(12)	$15.39		$8.89	73
Diluted	3.33		3.74		3.78	4.50	3.79	(11)	(12)	15.36		8.88	73
Average shares: Basic	2,977.3		2,999.9		3,036.6	3,073.5	3,079.7	(1)	(3)	3,021.5		3,082.4	(2)
Diluted	2,981.8		3,005.1		3,041.9	3,078.9	3,085.1	(1)	(3)	3,026.6		3,087.4	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$466,206		$483,748		$464,778	$460,820	$387,492	(4)	20	$466,206		$387,492	20
Common shares at period-end	2,944.1		2,955.3		2,988.2	3,027.1	3,049.4	—	(3)	2,944.1		3,049.4	(3)
Book value per share	88.07		86.36		84.85	82.31	81.75	2	8	88.07		81.75	8
Tangible book value per share (“TBVPS”) (b)	71.53		69.87		68.91	66.56	66.11	2	8	71.53		66.11	8
Cash dividends declared per share	1.00		1.00	(f)	0.90	0.90	0.90	—	11	3.80		3.60	6

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	16%		18%		18%	23%	19%			19%		12%
Return on tangible common equity (“ROTCE”) (b)	19		22		23	29	24			23		14
Return on assets	1.08		1.24		1.29	1.61	1.42			1.30		0.91

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	13.0%	(g)	12.9%		13.0%	13.1%	13.1%			13.0%	(g)	13.1%
Tier 1 capital ratio	15.0	(g)	15.0		15.1	15.0	15.0			15.0	(g)	15.0
Total capital ratio	16.8	(g)	16.9		17.1	17.2	17.3			16.8	(g)	17.3
Tier 1 leverage ratio	6.5	(g)	6.6		6.6	6.7	7.0			6.5	(g)	7.0
Supplementary leverage ratio (“SLR”)	5.4	(g)	5.5		5.4	6.7	6.9			5.4	(g)	6.9

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits from accounts payable and other liabilities to other assets to be a reduction to the carrying value of certain tax-oriented investments. The reclassification also resulted in an increase in income tax expense and a corresponding increase in other income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation, including the Firm’s effective income tax rate. The reclassification did not change the Firm’s results of operations on a managed basis.
(b)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Quarterly ratios are based upon annualized amounts.
(e)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions that became effective in the first quarter of 2020 and expired on December 31, 2021. For the periods ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion, $3.8 billion, $4.5 billion and $5.7 billion, respectively. The cumulative impact of $2.9 billion not recognized in CET1 capital at December 31, 2021 will be phased in at 25% per year beginning January 1, 2022. For the periods ended March 31, 2021 and December 31, 2020, the SLR reflected the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(f)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.
(g)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q21 Change				2021 Change
	4Q21	3Q21		2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$3,743,567	$3,757,576		$3,684,256	$3,689,336	$3,384,757	—%	11%	$3,743,567	$3,384,757	11%
Loans:
Consumer, excluding credit card loans	323,306	328,164		329,685	324,908	318,579	(1)	1	323,306	318,579	1
Credit card loans	154,296	143,166		141,802	132,493	144,216	8	7	154,296	144,216	7
Wholesale loans	600,112	573,285		569,467	553,906	550,058	5	9	600,112	550,058	9
Total Loans	1,077,714	1,044,615		1,040,954	1,011,307	1,012,853	3	6	1,077,714	1,012,853	6

Deposits:
U.S. offices:
Noninterest-bearing	638,879	656,438		639,114	629,139	572,711	(3)	12	638,879	572,711	12
Interest-bearing	1,432,578	1,344,092		1,281,432	1,266,856	1,197,032	7	20	1,432,578	1,197,032	20
Non-U.S. offices:
Noninterest-bearing	26,229	28,589		24,723	22,661	23,435	(8)	12	26,229	23,435	12
Interest-bearing	364,617	373,234		359,948	359,456	351,079	(2)	4	364,617	351,079	4
Total deposits	2,462,303	2,402,353		2,305,217	2,278,112	2,144,257	2	15	2,462,303	2,144,257	15

Long-term debt	301,005	298,465		299,926	279,427	281,685	1	7	301,005	281,685	7
Common stockholders’ equity	259,289	255,203		253,548	249,151	249,291	2	4	259,289	249,291	4
Total stockholders’ equity	294,127	290,041		286,386	280,714	279,354	1	5	294,127	279,354	5

Loans-to-deposits ratio	44%	43%		45%	44%	47%			44%	47%

Headcount	271,025	265,790		260,110	259,350	255,351	2	6	271,025	255,351	6

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$37	$36	(c)	$43	$106	$96	3	(61)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$12,275	$12,521		$12,760	$12,517	$12,728	(2)	(4)	$50,073	$51,268	(2)
Corporate & Investment Bank	11,534	12,396		13,214	14,605	11,352	(7)	2	51,749	49,284	5
Commercial Banking	2,612	2,520		2,483	2,393	2,463	4	6	10,008	9,313	7
Asset & Wealth Management	4,473	4,300		4,107	4,077	3,867	4	16	16,957	14,240	19
Corporate	(545)	(1,296)		(1,169)	(473)	(249)	58	(119)	(3,483)	(1,176)	(196)
TOTAL NET REVENUE	$30,349	$30,441		$31,395	$33,119	$30,161	—	1	$125,304	$122,929	2

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$4,227	$4,341		$5,634	$6,728	$4,325	(3)	(2)	$20,930	$8,217	155
Corporate & Investment Bank	4,847	5,562		4,985	5,740	5,349	(13)	(9)	21,134	17,094	24
Commercial Banking	1,251	1,407		1,420	1,168	2,034	(11)	(38)	5,246	2,578	103
Asset & Wealth Management	1,146	1,194		1,153	1,244	786	(4)	46	4,737	2,992	58
Corporate	(1,072)	(817)		(1,244)	(580)	(358)	(31)	(199)	(3,713)	(1,750)	(112)
NET INCOME	$10,399	$11,687		$11,948	$14,300	$12,136	(11)	(14)	$48,334	$29,131	66

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
REVENUE	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
Investment banking fees	$3,494	$3,282	$3,470	$2,970	$2,583	6%	35%	$13,216	$9,486	39%
Principal transactions	2,182	3,546	4,076	6,500	3,321	(38)	(34)	16,304	18,021	(10)
Lending- and deposit-related fees	1,784	1,801	1,760	1,687	1,727	(1)	3	7,032	6,511	8
Asset management, administration and commissions	5,549	5,257	5,194	5,029	4,901	6	13	21,029	18,177	16
Investment securities gains/(losses)	52	(256)	(155)	14	70	NM	(26)	(345)	802	NM
Mortgage fees and related income	315	600	551	704	767	(48)	(59)	2,170	3,091	(30)
Card income	1,100	1,005	1,647	1,350	1,297	9	(15)	5,102	4,435	15
Other income (a)	1,180	1,332	1,195	1,123	1,411	(11)	(16)	4,830	4,865	(1)
Noninterest revenue	15,656	16,567	17,738	19,377	16,077	(5)	(3)	69,338	65,388	6
Interest income	15,019	14,480	14,094	14,271	14,550	4	3	57,864	64,523	(10)
Interest expense	1,418	1,400	1,353	1,382	1,292	1	10	5,553	9,960	(44)
Net interest income	13,601	13,080	12,741	12,889	13,258	4	3	52,311	54,563	(4)
TOTAL NET REVENUE	29,257	29,647	30,479	32,266	29,335	(1)	—	121,649	119,951	1

Provision for credit losses	(1,288)	(1,527)	(2,285)	(4,156)	(1,889)	16	32	(9,256)	17,480	NM

NONINTEREST EXPENSE
Compensation expense	9,065	9,087	9,814	10,601	7,954	—	14	38,567	34,988	10
Occupancy expense	1,202	1,109	1,090	1,115	1,161	8	4	4,516	4,449	2
Technology, communications and equipment expense	2,461	2,473	2,488	2,519	2,606	—	(6)	9,941	10,338	(4)
Professional and outside services	2,703	2,523	2,385	2,203	2,259	7	20	9,814	8,464	16
Marketing	947	712	626	751	725	33	31	3,036	2,476	23
Other expense (b)	1,510	1,159	1,264	1,536	1,343	30	12	5,469	5,941	(8)
TOTAL NONINTEREST EXPENSE	17,888	17,063	17,667	18,725	16,048	5	11	71,343	66,656	7
Income before income tax expense	12,657	14,111	15,097	17,697	15,176	(10)	(17)	59,562	35,815	66
Income tax expense (a)	2,258	2,424	3,149	3,397	3,040	(7)	(26)	11,228	6,684	68
NET INCOME	$10,399	$11,687	$11,948	$14,300	$12,136	(11)	(14)	$48,334	$29,131	66

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$3.33	$3.74	$3.79	$4.51	$3.80	(11)	(12)	$15.39	$8.89	73
Diluted earnings per share	3.33	3.74	3.78	4.50	3.79	(11)	(12)	15.36	8.88	73

FINANCIAL RATIOS
Return on common equity (c)	16%	18%	18%	23%	19%			19%	12%
Return on tangible common equity (c)(d)	19	22	23	29	24			23	14
Return on assets (c)	1.08	1.24	1.29	1.61	1.42			1.30	0.91
Effective income tax rate (a)	17.8	17.2	20.9	19.2	20.0			18.9	18.7
Overhead ratio	61	58	58	58	55			59	56

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Included Firmwide legal expense of $137 million, $76 million, $185 million, $28 million and $276 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $426 million and $1.1 billion for the full year 2021 and 2020 respectively.
(c)Quarterly ratios are based upon annualized amounts.
(d)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
									Dec 31, 2021
									Change
	Dec 31,	Sep 30,	Jun 30,		Mar 31,		Dec 31,		Sep 30,	Dec 31,
	2021	2021	2021		2021		2020		2021	2020
ASSETS
Cash and due from banks	$26,438	$25,857	$26,592		$25,397		$24,874		2%	6%
Deposits with banks	714,396	734,012	678,829		685,675		502,735		(3)	42
Federal funds sold and securities purchased under
resale agreements	261,698	282,161	260,987		272,481		296,284		(7)	(12)
Securities borrowed	206,071	202,987	186,376		179,516		160,635		2	28
Trading assets:
Debt and equity instruments	376,494	447,993	454,268	(b)	475,156	(b)	427,682	(b)	(16)	(12)
Derivative receivables	57,081	67,908	66,320	(b)	68,896	(b)	75,444	(b)	(16)	(24)
Available-for-sale (“AFS”) securities	308,525	251,590	232,161		379,942		388,178		23	(21)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses	363,707	343,542	341,476		217,452		201,821		6	80
Investment securities, net of allowance for credit losses	672,232	595,132	573,637		597,394		589,999		13	14
Loans	1,077,714	1,044,615	1,040,954		1,011,307		1,012,853		3	6
Less: Allowance for loan losses	16,386	18,150	19,500		23,001		28,328		(10)	(42)
Loans, net of allowance for loan losses	1,061,328	1,026,465	1,021,454		988,306		984,525		3	8
Accrued interest and accounts receivable	102,570	116,395	125,253		114,754		90,503		(12)	13
Premises and equipment	27,070	26,996	26,631		26,926		27,109		—	—
Goodwill, MSRs and other intangible assets	56,691	56,566	54,655		54,588		53,428		—	6
Other assets (a)	181,498	175,104	209,254		200,247		151,539		4	20
TOTAL ASSETS	$3,743,567	$3,757,576	$3,684,256		$3,689,336		$3,384,757		—	11

LIABILITIES
Deposits	$2,462,303	$2,402,353	$2,305,217		$2,278,112		$2,144,257		2	15
Federal funds purchased and securities loaned or sold
under repurchase agreements	194,340	254,920	245,437		304,019		215,209		(24)	(10)
Short-term borrowings	53,594	50,393	51,938		54,978		45,208		6	19
Trading liabilities:
Debt and equity instruments	114,577	126,058	127,822		130,909		99,558		(9)	15
Derivative payables	50,116	53,485	56,045		60,440		70,623		(6)	(29)
Accounts payable and other liabilities (a)	262,755	268,604	297,082		285,066		231,285		(2)	14
Beneficial interests issued by consolidated VIEs	10,750	13,257	14,403		15,671		17,578		(19)	(39)
Long-term debt	301,005	298,465	299,926		279,427		281,685		1	7
TOTAL LIABILITIES	3,449,440	3,467,535	3,397,870		3,408,622		3,105,403		(1)	11

STOCKHOLDERS’ EQUITY
Preferred stock	34,838	34,838	32,838		31,563		30,063		—	16
Common stock	4,105	4,105	4,105		4,105		4,105		—	—
Additional paid-in capital	88,415	88,357	88,194		88,005		88,394		—	—
Retained earnings	272,268	265,276	256,983		248,151		236,990		3	15
Accumulated other comprehensive income/(loss)	(84)	963	2,570		1,041		7,986		NM	NM
Shares held in RSU Trust, at cost	—	—	—		—		—		—	—
Treasury stock, at cost	(105,415)	(103,498)	(98,304)		(92,151)		(88,184)		(2)	(20)
TOTAL STOCKHOLDERS’ EQUITY	294,127	290,041	286,386		280,714		279,354		1	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,743,567	$3,757,576	$3,684,256		$3,689,336		$3,384,757		—	11

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
AVERAGE BALANCES	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
ASSETS
Deposits with banks	$767,713	$756,653	$721,214	$631,606	$507,194	1%	51%	$719,772	$444,058	62%
Federal funds sold and securities purchased under resale agreements	268,953	262,679	255,831	289,763	327,504	2	(18)	269,231	275,926	(2)
Securities borrowed	207,059	189,418	190,785	175,019	149,146	9	39	190,655	143,472	33
Trading assets - debt instruments	260,555	275,860	277,024	322,648	319,585	(6)	(18)	283,829	322,936	(12)
Investment securities	642,675	565,344	585,084	582,460	568,354	14	13	593,977	509,937	16
Loans	1,060,254	1,042,591	1,024,633	1,013,524	996,367	2	6	1,035,399	1,004,597	3
All other interest-earning assets (a)	130,646	127,241	122,624	111,549	87,496	3	49	123,079	78,784	56
Total interest-earning assets	3,337,855	3,219,786	3,177,195	3,126,569	2,955,646	4	13	3,215,942	2,779,710	16
Trading assets - equity and other instruments	150,770	177,315	199,288 (h)	164,010 (h)	143,056 (h)	(15)	5	172,822	120,878 (h)	43
Trading assets - derivative receivables	66,024	65,574	70,212 (h)	74,730 (h)	74,721 (h)	1	(12)	69,101	73,749 (h)	(6)
All other noninterest-earning assets (b)	277,006	262,544	281,992	247,532	225,290	6	23	267,337	227,813	17
TOTAL ASSETS	$3,831,655	$3,725,219	$3,728,687	$3,612,841	$3,398,713	3	13	$3,725,202	$3,202,150	16
LIABILITIES
Interest-bearing deposits	$1,800,654	$1,696,850	$1,669,376	$1,610,467	$1,529,066	6	18	$1,694,865	$1,389,224	22
Federal funds purchased and securities loaned or
sold under repurchase agreements	234,504	240,912	261,343	301,386	247,276	(3)	(5)	259,302	255,421	2
Short-term borrowings (c)	46,456	43,759	46,185	42,031	36,183	6	28	44,618	38,853	15
Trading liabilities - debt and all other interest-bearing liabilities (d)	246,675	241,297	246,666	230,922	213,989	2	15	241,431	205,255	18
Beneficial interests issued by consolidated VIEs	11,906	14,232	15,117	17,185	18,647	(16)	(36)	14,595	19,216	(24)
Long-term debt	255,710	257,593	248,552	239,398	237,144	(1)	8	250,378	254,400	(2)
Total interest-bearing liabilities	2,595,905	2,494,643	2,487,239	2,441,389	2,282,305	4	14	2,505,189	2,162,369	16
Noninterest-bearing deposits	667,158	672,609	654,419	614,165	582,517	(1)	15	652,289	517,527	26
Trading liabilities - equity and other instruments	40,645	35,505	35,397	35,029	33,732	14	20	36,656	32,628	12
Trading liabilities - derivative payables	55,063	55,907	62,533	67,960	63,551	(2)	(13)	60,318	61,593	(2)
All other noninterest-bearing liabilities (b)	184,241	178,770	205,584	178,444	164,873	3	12	186,755	161,269	16
TOTAL LIABILITIES	3,543,012	3,437,434	3,445,172	3,336,987	3,126,978	3	13	3,441,207	2,935,386	17
Preferred stock	34,838	34,229	32,666	30,312	30,063	2	16	33,027	29,899	10
Common stockholders’ equity	253,805	253,556	250,849	245,542	241,672	—	5	250,968	236,865	6
TOTAL STOCKHOLDERS’ EQUITY	288,643	287,785	283,515	275,854	271,735	—	6	283,995	266,764	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,831,655	$3,725,219	$3,728,687	$3,612,841	$3,398,713	3	13	$3,725,202	$3,202,150	16

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	0.09%	0.09%	0.06%	0.04%	0.03%			0.07%	0.17%
Federal funds sold and securities purchased under resale agreements	0.47	0.35	0.27	0.33	0.41			0.36	0.88
Securities borrowed (f)	(0.28)	(0.15)	(0.19)	(0.18)	(0.40)			(0.20)	(0.21)
Trading assets - debt instruments	2.52	2.43	2.49	2.25	2.32			2.42	2.44
Investment securities	1.26	1.32	1.31	1.36	1.39			1.31	1.82
Loans	4.04	3.99	3.98	4.09	4.14			4.02	4.37
All other interest-earning assets (a)	0.87	0.64	0.66	0.72	0.89			0.73	1.30
Total interest-earning assets	1.80	1.80	1.79	1.87	1.97			1.81	2.34

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.03	0.03	0.03	0.04	0.05			0.03	0.17
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.13	0.20	0.09	0.02	0.06			0.11	0.41
Short-term borrowings (c)	0.26	0.26	0.30	0.31	0.40			0.28	0.96
Trading liabilities - debt and all other interest-bearing liabilities (d)(f)	0.20	0.09	0.08	0.05	(0.15)			0.11	0.10
Beneficial interests issued by consolidated VIEs	0.56	0.50	0.55	0.64	0.65			0.57	1.12
Long-term debt	1.61	1.62	1.70	1.92	1.82			1.71	2.27
Total interest-bearing liabilities	0.22	0.22	0.22	0.23	0.23			0.22	0.46

INTEREST RATE SPREAD	1.58%	1.58%	1.57%	1.64%	1.74%			1.59%	1.88%
NET YIELD ON INTEREST-EARNING ASSETS	1.63%	1.62%	1.62%	1.69%	1.80%			1.64%	1.98%
Memo: Net yield on interest-earning assets excluding CIB Markets (g)	1.90%	1.91%	1.90%	1.93%	2.01%			1.91%	2.30%
(a)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(b)    In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(c)    Includes commercial paper.
(d)    All other interest-bearing liabilities include brokerage-related customer payables.
(e)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(f)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(g)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.
(h)    Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
OTHER INCOME
Other income - reported (a)	$1,180	$1,332	$1,195	$1,123	$1,411	(11)%	(16)%	$4,830	$4,865	(1)%
Fully taxable-equivalent adjustments (a)(b)	984	690	807	744	729	43	35	3,225	2,560	26
Other income - managed	$2,164	$2,022	$2,002	$1,867	$2,140	7	1	$8,055	$7,425	8

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$15,656	$16,567	$17,738	$19,377	$16,077	(5)	(3)	$69,338	$65,388	6
Fully taxable-equivalent adjustments	984	690	807	744	729	43	35	3,225	2,560	26
Total noninterest revenue - managed	$16,640	$17,257	$18,545	$20,121	$16,806	(4)	(1)	$72,563	$67,948	7

NET INTEREST INCOME
Net interest income - reported	$13,601	$13,080	$12,741	$12,889	$13,258	4	3	$52,311	$54,563	(4)
Fully taxable-equivalent adjustments (b)	108	104	109	109	97	4	11	430	418	3
Net interest income - managed	$13,709	$13,184	$12,850	$12,998	$13,355	4	3	$52,741	$54,981	(4)

TOTAL NET REVENUE
Total net revenue - reported	$29,257	$29,647	$30,479	$32,266	$29,335	(1)	—	$121,649	$119,951	1
Fully taxable-equivalent adjustments	1,092	794	916	853	826	38	32	3,655	2,978	23
Total net revenue - managed	$30,349	$30,441	$31,395	$33,119	$30,161	—	1	$125,304	$122,929	2

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,369	$12,584	$12,812	$13,541	$13,287	(10)	(14)	$50,306	$53,295	(6)
Fully taxable-equivalent adjustments	1,092	794	916	853	826	38	32	3,655	2,978	23
Pre-provision profit - managed	$12,461	$13,378	$13,728	$14,394	$14,113	(7)	(12)	$53,961	$56,273	(4)

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$12,657	$14,111	$15,097	$17,697	$15,176	(10)	(17)	$59,562	$35,815	66
Fully taxable-equivalent adjustments	1,092	794	916	853	826	38	32	3,655	2,978	23
Income before income tax expense - managed	$13,749	$14,905	$16,013	$18,550	$16,002	(8)	(14)	$63,217	$38,793	63

INCOME TAX EXPENSE
Income tax expense - reported (a)	$2,258	$2,424	$3,149	$3,397	$3,040	(7)	(26)	$11,228	$6,684	68
Fully taxable-equivalent adjustments (a)(b)	1,092	794	916	853	826	38	32	3,655	2,978	23
Income tax expense - managed	$3,350	$3,218	$4,065	$4,250	$3,866	4	(13)	$14,883	$9,662	54

OVERHEAD RATIO
Overhead ratio - reported	61%	58%	58%	58%	55%			59%	56%
Overhead ratio - managed	59	56	56	57	53			57	54

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,275	$12,521	$12,760	$12,517	$12,728	(2)%	(4)%	$50,073	$51,268	(2)%
Corporate & Investment Bank	11,534	12,396	13,214	14,605	11,352	(7)	2	51,749	49,284	5
Commercial Banking	2,612	2,520	2,483	2,393	2,463	4	6	10,008	9,313	7
Asset & Wealth Management	4,473	4,300	4,107	4,077	3,867	4	16	16,957	14,240	19
Corporate	(545)	(1,296)	(1,169)	(473)	(249)	58	(119)	(3,483)	(1,176)	(196)
TOTAL NET REVENUE	$30,349	$30,441	$31,395	$33,119	$30,161	—	1	$125,304	$122,929	2

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$7,754	$7,238	$7,062	$7,202	$7,042	7	10	$29,256	$27,990	5
Corporate & Investment Bank	5,827	5,871	6,523	7,104	4,939	(1)	18	25,325	23,538	8
Commercial Banking	1,059	1,032	981	969	950	3	11	4,041	3,798	6
Asset & Wealth Management	2,997	2,762	2,586	2,574	2,756	9	9	10,919	9,957	10
Corporate	251	160	515	876	361	57	(30)	1,802	1,373	31
TOTAL NONINTEREST EXPENSE	$17,888	$17,063	$17,667	$18,725	$16,048	5	11	$71,343	$66,656	7

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,521	$5,283	$5,698	$5,315	$5,686	(14)	(20)	$20,817	$23,278	(11)
Corporate & Investment Bank	5,707	6,525	6,691	7,501	6,413	(13)	(11)	26,424	25,746	3
Commercial Banking	1,553	1,488	1,502	1,424	1,513	4	3	5,967	5,515	8
Asset & Wealth Management	1,476	1,538	1,521	1,503	1,111	(4)	33	6,038	4,283	41
Corporate	(796)	(1,456)	(1,684)	(1,349)	(610)	45	(30)	(5,285)	(2,549)	(107)
PRE-PROVISION PROFIT	$12,461	$13,378	$13,728	$14,394	$14,113	(7)	(12)	$53,961	$56,273	(4)

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$(1,060)	$(459)	$(1,868)	$(3,602)	$(83)	(131)	NM	$(6,989)	$12,312	NM
Corporate & Investment Bank	(126)	(638)	(79)	(331)	(581)	80	78	(1,174)	2,726	NM
Commercial Banking	(89)	(363)	(377)	(118)	(1,181)	75	92	(947)	2,113	NM
Asset & Wealth Management	(36)	(60)	(10)	(121)	(2)	40	NM	(227)	263	NM
Corporate	23	(7)	49	16	(42)	NM	NM	81	66	23
PROVISION FOR CREDIT LOSSES	$(1,288)	$(1,527)	$(2,285)	$(4,156)	$(1,889)	16	32	$(9,256)	$17,480	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$4,227	$4,341	$5,634	$6,728	$4,325	(3)	(2)	$20,930	$8,217	155
Corporate & Investment Bank	4,847	5,562	4,985	5,740	5,349	(13)	(9)	21,134	17,094	24
Commercial Banking	1,251	1,407	1,420	1,168	2,034	(11)	(38)	5,246	2,578	103
Asset & Wealth Management	1,146	1,194	1,153	1,244	786	(4)	46	4,737	2,992	58
Corporate	(1,072)	(817)	(1,244)	(580)	(358)	(31)	(199)	(3,713)	(1,750)	(112)
TOTAL NET INCOME	$10,399	$11,687	$11,948	$14,300	$12,136	(11)	(14)	$48,334	$29,131	66

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2021
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2021 Change
	2021		2021	2021	2021	2020	2021	2020	2021	2020	2020
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$213,949	(e)	$209,917	$209,010	$206,078	$205,078	2%	4%
Tier 1 capital	246,201	(e)	244,207	241,356	237,333	234,844	1	5
Total capital	274,939	(e)	274,994	274,443	271,407	269,923	—	2
Risk-weighted assets	1,641,394	(e)	1,628,406	1,601,631	1,577,007	1,560,609	1	5
CET1 capital ratio	13.0%	(e)	12.9%	13.0%	13.1%	13.1%
Tier 1 capital ratio	15.0	(e)	15.0	15.1	15.0	15.0
Total capital ratio	16.8	(e)	16.9	17.1	17.2	17.3

Advanced
CET1 capital	$213,949	(e)	$209,917	$209,010	$206,078	$205,078	2	4
Tier 1 capital	246,201	(e)	244,207	241,356	237,333	234,844	1	5
Total capital	265,846	(e)	264,469	262,364	258,635	257,228	1	3
Risk-weighted assets	1,549,168	(e)	1,544,512	1,514,386	1,503,828	1,484,431	—	4
CET1 capital ratio	13.8%	(e)	13.6%	13.8%	13.7%	13.8%
Tier 1 capital ratio	15.9	(e)	15.8	15.9	15.8	15.8
Total capital ratio	17.2	(e)	17.1	17.3	17.2	17.3

Leverage-based capital metrics
Adjusted average assets (b)	$3,782,074	(e)	$3,675,803	$3,680,830	$3,565,545	$3,353,319	3	13
Tier 1 leverage ratio	6.5%	(e)	6.6%	6.6%	6.7%	7.0%

Total leverage exposure	4,571,985	(e)	4,463,904	4,456,557	3,522,629	3,401,542	2	34
SLR	5.4%	(e)	5.5%	5.4%	6.7%	6.9%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$259,289		$255,203	$253,548	$249,151	$249,291	2	4
Less: Goodwill	50,315		50,313	49,256	49,243	49,248	—	2
Less: Other intangible assets	882		902	850	875	904	(2)	(2)
Add: Certain deferred tax liabilities (d)	2,499		2,500	2,461	2,457	2,453	—	2
Total tangible common equity	$210,591		$206,488	$205,903	$201,490	$201,592	2	4

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$253,805		$253,556	$250,849	$245,542	$241,672	—	5	$250,968	$236,865	6%
Less: Goodwill	50,362		49,457	49,260	49,249	47,842	2	5	49,584	47,820	4
Less: Other intangible assets	896		849	864	891	752	6	19	876	781	12
Add: Certain deferred tax liabilities (d)	2,502		2,480	2,459	2,455	2,416	1	4	2,474	2,399	3
Total tangible common equity	$205,049		$205,730	$203,184	$197,857	$195,494	—	5	$202,982	$190,663	6

INTANGIBLE ASSETS (period-end)
Goodwill	$50,315		$50,313	$49,256	$49,243	$49,248	—	2
Mortgage servicing rights	5,494		5,351	4,549	4,470	3,276	3	68
Other intangible assets	882		902	850	875	904	(2)	(2)
Total intangible assets	$56,691		$56,566	$54,655	$54,588	$53,428	—	6

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020 and expired on December 31, 2021. For the periods ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $2.9 billion, $3.3 billion, $3.8 billion, $4.5 billion and $5.7 billion, respectively. The cumulative impact of $2.9 billion not recognized in CET1 capital at December 31, 2021 will be phased in at 25% per year beginning January 1, 2022. For the periods ended March 31, 2021 and December 31, 2020, the SLR reflected the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 for additional information on the Firm’s capital metrics. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q21 Change				2021 Change
	4Q21	3Q21		2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
EARNINGS PER SHARE
Basic earnings per share
Net income	$10,399	$11,687		$11,948	$14,300	$12,136	(11)%	(14)%	$48,334	$29,131	66%
Less: Preferred stock dividends	426	402		393	379	380	6	12	1,600	1,583	1
Net income applicable to common equity	9,973	11,285		11,555	13,921	11,756	(12)	(15)	46,734	27,548	70
Less: Dividends and undistributed earnings allocated to
participating securities	46	56		59	70	57	(18)	(19)	231	138	67
Net income applicable to common stockholders	$9,927	$11,229		$11,496	$13,851	$11,699	(12)	(15)	$46,503	$27,410	70

Total weighted-average basic shares outstanding	2,977.3	2,999.9		3,036.6	3,073.5	3,079.7	(1)	(3)	3,021.5	3,082.4	(2)
Net income per share	$3.33	$3.74		$3.79	$4.51	$3.80	(11)	(12)	$15.39	$8.89	73

Diluted earnings per share
Net income applicable to common stockholders	$9,927	$11,229		$11,496	$13,851	$11,699	(12)	(15)	$46,503	$27,410	70
Total weighted-average basic shares outstanding	2,977.3	2,999.9		3,036.6	3,073.5	3,079.7	(1)	(3)	3,021.5	3,082.4	(2)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	4.5	5.2		5.3	5.4	5.4	(13)	(17)	5.1	5.0	2
Total weighted-average diluted shares outstanding	2,981.8	3,005.1		3,041.9	3,078.9	3,085.1	(1)	(3)	3,026.6	3,087.4	(2)
Net income per share	$3.33	$3.74		$3.78	$4.50	$3.79	(11)	(12)	$15.36	$8.88	73

COMMON DIVIDENDS
Cash dividends declared per share	$1.00	$1.00	(c)	$0.90	$0.90	$0.90	—	11	$3.80	$3.60	6
Dividend payout ratio	30%	27%		24%	20%	24%			25%	40%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	12.1	33.4		39.5	34.7	—	(64)	NM	119.7	50.0	139
Average price paid per share of common stock	$165.47	$156.87		$156.83	$144.25	$—	5	NM	$154.08	$127.92	20
Aggregate repurchases of common stock	2,008	5,240		6,201	4,999	—	(62)	NM	18,448	6,397	188

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.1	0.5		0.6	12.3	1.5	120	(27)	14.5	15.9	(9)
Net impact of employee issuances on stockholders’ equity (b)	$147	$271		$276	$667	$217	(46)	(32)	$1,361	$1,203	13

(a)On March 15, 2020, in response to the economic disruptions caused by the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common stock. Subsequently, the Federal Reserve directed all large banks, including the Firm, to discontinue net share repurchases through the end of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021, subject to certain restrictions; the restrictions were extended and expired at the end of the second quarter of 2021. The Firm is authorized to purchase up to $30 billion of common shares under the current repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.
(c)On September 21, 2021, the Board of Directors declared a quarterly common stock dividend of $1.00 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$753	$786	$753	$742	$806	(4)%	(7)%	$3,034	$3,166	(4)%
Asset management, administration and commissions	950	893	866	805	735	6	29	3,514	2,780	26
Mortgage fees and related income	312	596	548	703	766	(48)	(59)	2,159	3,079	(30)
Card income	675	651	1,238	999	923	4	(27)	3,563	3,068	16
All other income	1,144	1,212	1,321	1,339	1,328	(6)	(14)	5,016	5,647	(11)
Noninterest revenue	3,834	4,138	4,726	4,588	4,558	(7)	(16)	17,286	17,740	(3)
Net interest income	8,441	8,383	8,034	7,929	8,170	1	3	32,787	33,528	(2)
TOTAL NET REVENUE	12,275	12,521	12,760	12,517	12,728	(2)	(4)	50,073	51,268	(2)

Provision for credit losses	(1,060)	(459)	(1,868)	(3,602)	(83)	(131)	NM	(6,989)	12,312	NM

NONINTEREST EXPENSE
Compensation expense	3,177	3,012	2,977	2,976	2,734	5	16	12,142	11,014	10
Noncompensation expense (a)	4,577	4,226	4,085	4,226	4,308	8	6	17,114	16,976	1
TOTAL NONINTEREST EXPENSE	7,754	7,238	7,062	7,202	7,042	7	10	29,256	27,990	5

Income/(loss) before income tax expense/(benefit)	5,581	5,742	7,566	8,917	5,769	(3)	(3)	27,806	10,966	154
Income tax expense/(benefit)	1,354	1,401	1,932	2,189	1,444	(3)	(6)	6,876	2,749	150
NET INCOME/(LOSS)	$4,227	$4,341	$5,634	$6,728	$4,325	(3)	(2)	$20,930	$8,217	155

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$6,172	$6,157	$6,016	$5,635	$5,744	—	7	$23,980	$22,955	4
Home Lending	1,084	1,400	1,349	1,458	1,456	(23)	(26)	5,291	6,018	(12)
Card & Auto	5,019	4,964	5,395	5,424	5,528	1	(9)	20,802	22,295	(7)

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	327	614	517	757	803	(47)	(59)	2,215	2,629	(16)
Net mortgage servicing revenue (b)	(15)	(18)	31	(54)	(37)	17	59	(56)	450	NM
Mortgage fees and related income	$312	$596	$548	$703	$766	(48)	(59)	$2,159	$3,079	(30)

FINANCIAL RATIOS
ROE	33%	34%	44%	54%	32%			41%	15%
Overhead ratio	63	58	55	58	55			58	55

(a)Included depreciation expense on leased assets of $767 million, $769 million, $856 million, $916 million and $975 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $3.3 billion and $4.2 billion for the full year 2021 and 2020, respectively.
(b)Included MSR risk management results of $(162) million, $(145) million, $(103) million, $(115) million and $(152) million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $(525) million and $(18) million for the full year 2021 and 2020, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS								FULL YEAR
							4Q21 Change					2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20		3Q21	4Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$500,370	$493,169	$494,305	$487,978	$496,705	(d)	1%	1%	$500,370	$496,705	(d)	1%

Loans:
Consumer & Business Banking (a)	35,095	40,659	46,228	52,654	48,810		(14)	(28)	35,095	48,810		(28)
Home Lending (b)	180,529	179,489	179,371	178,776	182,121		1	(1)	180,529	182,121		(1)
Card	154,296	143,166	141,802	132,493	144,216		8	7	154,296	144,216		7
Auto	69,138	68,391	67,598	67,662	66,432		1	4	69,138	66,432		4
Total loans	439,058	431,705	434,999	431,585	441,579		2	(1)	439,058	441,579		(1)

Deposits	1,148,110	1,093,852	1,056,507	1,037,903	958,706		5	20	1,148,110	958,706		20
Equity	50,000	50,000	50,000	50,000	52,000		—	(4)	50,000	52,000		(4)

SELECTED BALANCE SHEET DATA (average)
Total assets	$497,675	$491,512	$485,209	$484,524	$486,272	(d)	1	2	$489,771	$501,584	(d)	(2)

Loans:
Consumer & Business Banking	37,299	43,256	49,356	49,868	49,506		(14)	(25)	44,906	43,064		4
Home Lending (c)	183,343	181,150	177,444	182,247	185,733		1	(1)	181,049	197,148		(8)
Card	148,471	141,950	136,149	134,884	141,236		5	5	140,405	146,633		(4)
Auto	68,549	67,785	67,183	66,960	64,342		1	7	67,624	61,476		10
Total loans	437,662	434,141	430,132	433,959	440,817		1	(1)	433,984	448,321		(3)

Deposits	1,114,329	1,076,323	1,047,771	979,686	928,518		4	20	1,054,956	851,390		24
Equity	50,000	50,000	50,000	50,000	52,000		—	(4)	50,000	52,000		(4)

Headcount	128,863	126,586	125,300	126,084	122,894		2	5	128,863	122,894		5

(a)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020 included $5.4 billion, $11.1 billion, $16.7 billion, $23.4 billion and $19.2 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(b)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, Home Lending loans held-for-sale and loans at fair value were $14.9 billion, $14.5 billion, $16.5 billion, $13.2 billion and $9.7 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $17.8 billion, $17.1 billion, $14.2 billion, $12.5 billion and $10.7 billion for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $15.4 billion and $11.1 billion for the full year 2021 and 2020, respectively.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$4,875	$5,000	$5,256	$5,507 (g)	$5,492 (g)	(3)%	(11)%	$4,875	$5,492 (g)	(11)%
Net charge-offs/(recoveries)
Consumer & Business Banking	86	66	72	65	75	30	15	289	263	10
Home Lending	(71)	(74)	(79)	(51)	(50)	4	(42)	(275)	(169)	(63)
Card	479	495	755	983	767	(3)	(38)	2,712	4,286	(37)
Auto	21	4	(16)	26	25	425	(16)	35	123	(72)
Total net charge-offs/(recoveries)	$515	$491	$732	$1,023	$817	5	(37)	$2,761	$4,503	(39)
Net charge-off/(recovery) rate
Consumer & Business Banking (d)	0.91%	0.61%	0.59%	0.53%	0.60%			0.64%	0.61%
Home Lending	(0.17)	(0.18)	(0.19)	(0.12)	(0.11)			(0.17)	(0.09)
Card	1.28	1.39	2.24	2.97	2.17			1.94	2.93
Auto	0.12	0.02	(0.10)	0.16	0.15			0.05	0.20
Total net charge-off/(recovery) rate	0.49	0.47	0.71	0.99	0.76			0.66	1.03

30+ day delinquency rate (e)
Home Lending (f)	1.25%	1.06%	1.08%	1.07%	1.15%			1.25%	1.15%
Card	1.04	1.00	1.01	1.40	1.68			1.04	1.68
Auto	0.64	0.46	0.42	0.42	0.69			0.64	0.69

90+ day delinquency rate - Card (e)	0.50	0.49	0.54	0.80	0.92			0.50	0.92

Allowance for loan losses
Consumer & Business Banking	$697	$797	$897	$1,022	$1,372	(13)	(49)	$697	$1,372	(49)
Home Lending	660	630	630	1,238	1,813	5	(64)	660	1,813	(64)
Card	10,250	11,650	12,500	14,300	17,800	(12)	(42)	10,250	17,800	(42)
Auto	733	813	817	892	1,042	(10)	(30)	733	1,042	(30)
Total allowance for loan losses	$12,340	$13,890	$14,844	$17,452	$22,027	(11)	(44)	$12,340	$22,027	(44)

(a)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $342 million, $355 million, $397 million, $458 million and $558 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)At December 31, 2021 and September 30, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $506 million and $5 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(c)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent at time of exit.
(d)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020 included $5.4 billion, $11.1 billion, $16.7 billion, $23.4 billion and $19.2 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(e)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $1.1 billion, $3.1 billion, $5.2 billion, $8.1 billion and $9.1 billion in Home Lending, respectively; (2) $46 million, $53 million, $55 million, $105 million and $264 million in Card, respectively; and (3) $115 million, $112 million, $89 million, $127 million and $376 million in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(f)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $405 million, $432 million, $483 million, $557 million and $744 million, respectively. These amounts have been excluded based upon the government guarantee. The amount of mortgage loans 30 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS															FULL YEAR
														4Q21 Change								2021 Change
	4Q21		3Q21		2Q21			1Q21			4Q20			3Q21	4Q20	2021			2020			2020
BUSINESS METRICS
Number of:
Branches	4,790		4,854		4,869			4,872			4,908			(1)%	(2)%	4,790			4,908			(2)%
Active digital customers (in thousands) (a)	58,857		57,961		56,915			56,671			55,274			2	6	58,857			55,274			6
Active mobile customers (in thousands) (b)	45,452		44,333		42,896			41,872			40,899			3	11	45,452			40,899			11

Debit and credit card sales volume (in billions)	$376.2		$349.9		$344.3			$290.3			$299.4			8	26	$1,360.7			$1,081.2			26

Consumer & Business Banking
Average deposits	$1,094,442		$1,056,254		$1,028,459			$960,662			$907,884			4	21	$1,035,379			$832,523			24
Deposit margin	1.22%		1.29%		1.28%			1.29%			1.41%					1.27%			1.58%
Business banking origination volume	$866		$835		$2,180		(f)	$10,035		(f)	$722			4	20	$13,916		(f)	$26,607		(f)	(48)
Client investment assets (c)	718,051		681,491		673,675			636,962			590,206		(g)	5	22	718,051			590,206		(g)	22
Number of client advisors	4,725		4,689		4,571			4,500			4,417			1	7	4,725			4,417			7

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$22.4		$23.7		$22.7			$23.0			$20.1			(5)	11	$91.8			$72.9			26
Correspondent	19.8		17.9		16.9			16.3			12.4			11	60	70.9			40.9			73
Total mortgage origination volume (d)	$42.2		$41.6		$39.6			$39.3			$32.5			1	30	$162.7			$113.8			43
Third-party mortgage loans serviced (period-end)	534.2		509.3		463.9			443.2			447.3			5	19	534.2			447.3			19
MSR carrying value (period-end)	5.5		5.3		4.5			4.5			3.3			4	67	5.5			3.3			67
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.03%		1.04%		0.97%			1.02%			0.74%					1.03%			0.74%
MSR revenue multiple (e)	3.68	x	3.85	x	3.59	x		3.78	x		2.64	x				3.81	x		2.55	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$254.1		$232.0		$223.7			$183.7			$197.0			10	29	893.5			702.7			27
Net revenue rate	9.61%		9.74%		11.32%			11.53%			11.22%					10.51%			10.92%

Auto
Loan and lease origination volume (in billions)	$8.5		$11.5		$12.4			$11.2			$11.0			(26)	(23)	$43.6			$38.4			14
Average auto operating lease assets	17,629		18,753		19,608			20,300			20,810			(6)	(15)	19,064			22,034			(13)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 20-22 for additional information.
(d)Firmwide mortgage origination volume was $48.2 billion, $46.1 billion, $44.9 billion, $43.2 billion and $37.0 billion for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $182.4 billion and $133.4 billion for the full year 2021 and 2020, respectively.
(e)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(f)Included $1.3 billion and $9.3 billion of origination volume under the PPP for the three months ended June 30, 2021 and March 31, 2021, respectively, and $10.6 billion and $21.9 billion for the full year 2021 and 2020, respectively. There were no originations under the PPP for the three months ended December 31, 2021, September 30, 2021, and December 31, 2020. The PPP ended on May 31, 2021 for new applications. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Investment banking fees	$3,502	$3,297	$3,572	$2,988	$2,558	6%	37%	$13,359	$9,477	41%
Principal transactions	2,116	3,577	4,026	6,045	2,982	(41)	(29)	15,764	17,560	(10)
Lending- and deposit-related fees	654	634	633	593	574	3	14	2,514	2,070	21
Asset management, administration and commissions	1,252	1,240	1,246	1,286	1,226	1	2	5,024	4,721	6
All other income	624	313	435	176	462	99	35	1,548	1,292	20
Noninterest revenue	8,148	9,061	9,912	11,088	7,802	(10)	4	38,209	35,120	9
Net interest income	3,386	3,335	3,302	3,517	3,550	2	(5)	13,540	14,164	(4)
TOTAL NET REVENUE (a)	11,534	12,396	13,214	14,605	11,352	(7)	2	51,749	49,284	5

Provision for credit losses	(126)	(638)	(79)	(331)	(581)	80	78	(1,174)	2,726	NM

NONINTEREST EXPENSE
Compensation expense	2,358	2,827	3,582	4,329	1,958	(17)	20	13,096	11,612	13
Noncompensation expense	3,469	3,044	2,941	2,775	2,981	14	16	12,229	11,926	3
TOTAL NONINTEREST EXPENSE	5,827	5,871	6,523	7,104	4,939	(1)	18	25,325	23,538	8

Income before income tax expense	5,833	7,163	6,770	7,832	6,994	(19)	(17)	27,598	23,020	20
Income tax expense	986	1,601	1,785	2,092	1,645	(38)	(40)	6,464	5,926	9
NET INCOME	$4,847	$5,562	$4,985	$5,740	$5,349	(13)	(9)	$21,134	$17,094	24

FINANCIAL RATIOS
ROE	22%	26%	23%	27%	26%			25%	20%
Overhead ratio	51	47	49	49	44			49	48
Compensation expense as percentage of total net revenue	20	23	27	30	17			25	24

REVENUE BY BUSINESS
Investment Banking	$3,206	$3,025	$3,424	$2,851	$2,497	6	28	$12,506	$8,871	41
Payments (b)	1,801	1,624	1,453	1,392	1,427	11	26	6,270	5,560	13
Lending	263	244	229	265	193	8	36	1,001	1,146	(13)
Total Banking	5,270	4,893	5,106	4,508	4,117	8	28	19,777	15,577	27
Fixed Income Markets	3,334	3,672	4,098	5,761	3,950	(9)	(16)	16,865	20,878	(19)
Equity Markets	1,954	2,597	2,689	3,289	1,989	(25)	(2)	10,529	8,605	22
Securities Services	1,064	1,126	1,088	1,050	1,053	(6)	1	4,328	4,253	2
Credit Adjustments & Other (c)	(88)	108	233	(3)	243	NM	NM	250	(29)	NM
Total Markets & Securities Services	6,264	7,503	8,108	10,097	7,235	(17)	(13)	31,972	33,707	(5)
TOTAL NET REVENUE	$11,534	$12,396	$13,214	$14,605	$11,352	(7)	2	$51,749	$49,284	5

(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $923 million, $641 million, $763 million, $703 million and $655 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $3.0 billion and $2.4 billion for the full year 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)In the fourth quarter of 2021, the Wholesale Payments business was renamed Payments.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS										FULL YEAR
									4Q21 Change					2021 Change
	4Q21	3Q21	2Q21		1Q21		4Q20		3Q21	4Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$1,259,896	$1,355,752	$1,363,992		$1,355,123		$1,095,926		(7)%	15%	$1,259,896	$1,095,926		15%
Loans:
Loans retained (b)	159,786	151,211	144,764		134,134		133,296		6	20	159,786	133,296		20
Loans held-for-sale and loans at fair value (c)	50,386	52,436	56,668		45,846		39,588		(4)	27	50,386	39,588		27
Total loans	210,172	203,647	201,432		179,980		172,884		3	22	210,172	172,884		22

Equity	83,000	83,000	83,000		83,000		80,000		—	4	83,000	80,000		4

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$1,341,267	$1,331,240	$1,371,218		$1,293,864		$1,139,424		1	18	1,334,518	$1,121,942		19
Trading assets - debt and equity instruments	407,656	442,623	473,875	(i)	468,976	(i)	447,022	(i)	(8)	(9)	448,099	425,060	(i)	5
Trading assets - derivative receivables	65,365	64,730	69,392	(i)	73,452	(i)	73,366	(i)	1	(11)	68,203	69,243	(i)	(2)
Loans:
Loans retained (b)	153,595	149,826	140,096		136,794		128,765		3	19	145,137	135,676		7
Loans held-for-sale and loans at fair value (c)	52,429	53,712	52,376		45,670.9		36,228		(2)	45	51,072	33,792		51
Total loans	206,024	203,538	192,472		182,464.9		164,993		1	25	196,209	169,468		16

Equity	83,000	83,000	83,000		83,000		80,000		—	4	83,000	80,000		4

Headcount (d)	67,546	66,267	64,261		62,772		61,733		2	9	67,546	61,733		9

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$23	$2	$(12)		$(7)		$88		NM	(74)	$6	$370		(98)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (e)	584	547	783		842		1,008		7	(42)	584	1,008		(42)
Nonaccrual loans held-for-sale and loans at fair value (f)	844	1,234	1,187		1,266		1,662		(32)	(49)	844	1,662		(49)
Total nonaccrual loans	1,428	1,781	1,970		2,108		2,670		(20)	(47)	1,428	2,670		(47)

Derivative receivables	316	393	481		284		56		(20)	464	316	56		464
Assets acquired in loan satisfactions	91	95	95		97		85		(4)	7	91	85		7
Total nonperforming assets	1,835	2,269	2,546		2,489		2,811		(19)	(35)	1,835	2,811		(35)
Allowance for credit losses:
Allowance for loan losses	1,348	1,442	1,607		1,982		2,366		(7)	(43)	1,348	2,366		(43)
Allowance for lending-related commitments	1,372	1,426	1,902		1,602		1,534		(4)	(11)	1,372	1,534		(11)
Total allowance for credit losses	2,720	2,868	3,509		3,584		3,900		(5)	(30)	2,720	3,900		(30)

Net charge-off/(recovery) rate (b)(g)	0.06%	0.01%	(0.03)%		(0.02)%		0.27%				—%	0.27%
Allowance for loan losses to period-end loans retained (b)	0.84	0.95	1.11		1.48		1.77				0.84	1.77
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (h)	1.12	1.29	1.53		2.06		2.54				1.12	2.54
Allowance for loan losses to nonaccrual loans retained (b)(e)	231	264	205		235		235				231	235
Nonaccrual loans to total period-end loans	0.68	0.87	0.98		1.17		1.54				0.68	1.54

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(c)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(d)During the six months ended June 30, 2021, 1,155 technology and risk management employees transferred from Corporate to CIB.
(e)Allowance for loan losses of $58 million, $138 million, $180 million, $174 million and $278 million were held against nonaccrual loans at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(f)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $281 million, $289 million, $316 million, $340 million and $316 million, respectively. These amounts have been excluded based upon the government guarantee.
(g)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(h)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(i)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
BUSINESS METRICS
Advisory	$1,557	$1,228	$916	$680	$835	27%	86%	$4,381	$2,368	85%
Equity underwriting	802	1,032	1,063	1,056	718	(22)	12	3,953	2,758	43
Debt underwriting	1,143	1,037	1,593	1,252	1,005	10	14	5,025	4,351	15
Total investment banking fees	$3,502	$3,297	$3,572	$2,988	$2,558	6	37	$13,359	$9,477	41

Client deposits and other third-party liabilities (average) (a)	717,496	714,376	721,882	705,764	683,818	—	5	714,910	610,555	17

Merchant processing volume (in billions) (b)	514.9	470.9	475.2	425.7	444.5	9	16	$1,886.7	$1,597.3	18

Assets under custody (“AUC”) (period-end) (in billions)	33,221	$31,962	$32,122	$31,251	$30,980	4	7	33,221	$30,980	7

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$39	$38	$39	$125	$106	3	(63)
Foreign exchange	4	5	6	11	12	(20)	(67)
Equities	12	11	18	22	23	9	(48)
Commodities and other	12	11	22	33	36	9	(67)
Diversification benefit to CIB trading VaR (d)	(31)	(33)	(44)	(90)	(85)	6	64
CIB trading VaR (c)	36	32	41	101	92	13	(61)
Credit portfolio VaR (e)	5	5	6	8	12	—	(58)
Diversification benefit to CIB VaR (d)	(4)	(4)	(6)	(10)	(13)	—	69
CIB VaR	$37	$33	$41	$99	$91	12	(59)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2020 Form 10-K, and pages 78–80 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$356	$355	$350	$331	$325	—%	10%	$1,392	$1,187	17%
All other income	718	633	600	586	550	13	31	2,537	1,880	35
Noninterest revenue	1,074	988	950	917	875	9	23	3,929	3,067	28
Net interest income	1,538	1,532	1,533	1,476	1,588	—	(3)	6,079	6,246	(3)
TOTAL NET REVENUE (a)	2,612	2,520	2,483	2,393	2,463	4	6	10,008	9,313	7

Provision for credit losses	(89)	(363)	(377)	(118)	(1,181)	75	92	(947)	2,113	NM

NONINTEREST EXPENSE
Compensation expense	496	511	484	482	460	(3)	8	1,973	1,854	6
Noncompensation expense	563	521	497	487	490	8	15	2,068	1,944	6
TOTAL NONINTEREST EXPENSE	1,059	1,032	981	969	950	3	11	4,041	3,798	6

Income/(loss) before income tax expense/(benefit)	1,642	1,851	1,879	1,542	2,694	(11)	(39)	6,914	3,402	103
Income tax expense/(benefit)	391	444	459	374	660	(12)	(41)	1,668	824	102
NET INCOME	$1,251	$1,407	$1,420	$1,168	$2,034	(11)	(38)	$5,246	$2,578	103

REVENUE BY PRODUCT
Lending	$1,151	$1,138	$1,172	$1,168	$1,177	1	(2)	$4,629	$4,396	5
Payments	949	947	914	843	945	—	—	3,653	3,715	(2)
Investment banking (b)	475	416	370	350	318	14	49	1,611	1,069	51
Other	37	19	27	32	23	95	61	115	133	(14)
TOTAL NET REVENUE (a)	$2,612	$2,520	$2,483	$2,393	$2,463	4	6	$10,008	$9,313	7

Investment banking revenue, gross (c)	$1,456	$1,343	$1,164	$1,129	$971	8	50	$5,092	$3,348	52

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,062	$1,017	$1,009	$916	$947	4	12	$4,004	$3,640	10
Corporate Client Banking	928	878	851	851	856	6	8	3,508	3,203	10
Commercial Real Estate Banking	614	602	599	604	630	2	(3)	2,419	2,313	5
Other	8	23	24	22	30	(65)	(73)	77	157	(51)
TOTAL NET REVENUE (a)	$2,612	$2,520	$2,483	$2,393	$2,463	4	6	$10,008	$9,313	7

FINANCIAL RATIOS
ROE	20%	22%	23%	19%	36%			21%	11%
Overhead ratio	41	41	40	40	39			40	41

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $99 million, $80 million, $78 million, $73 million and $107 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $330 million and $350 million for the full year 2021 and 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(c)Refer to page 65 of the Firm’s 2020 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$230,776	$227,670	$226,022	$223,583	$228,911	1%	1%	$230,776	$228,911	1%
Loans:
Loans retained	206,220	201,283	200,929	202,975	207,880	2	(1)	206,220	207,880	(1)
Loans held-for-sale and loans at fair value	2,223	3,412	3,381	2,884	2,245	(35)	(1)	2,223	2,245	(1)
Total loans	$208,443	$204,695	$204,310	$205,859	$210,125	2	(1)	$208,443	$210,125	(1)
Equity	24,000	24,000	24,000	24,000	22,000	—	9	24,000	22,000	9

Period-end loans by client segment
Middle Market Banking (b)	$61,159	$58,918	$59,314	$59,983	$61,115	4	—	$61,159	$61,115	—
Corporate Client Banking	45,315	45,107	44,866	45,540	47,420	—	(4)	45,315	47,420	(4)
Commercial Real Estate Banking	101,751	100,458	99,858	100,035	101,146	1	1	101,751	101,146	1
Other	218	212	272	301	444	3	(51)	218	444	(51)
Total loans (b)	$208,443	$204,695	$204,310	$205,859	$210,125	2	(1)	$208,443	$210,125	(1)

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$227,308	$222,760	$226,562	$225,574	$227,431	2	—	$225,548	$233,156	(3)
Loans:
Loans retained	201,676	199,789	202,102	204,164	210,621	1	(4)	201,920	217,767	(7)
Loans held-for-sale and loans at fair value	3,958	2,790	3,150	2,578	1,554	42	155	3,122	1,129	177
Total loans	$205,634	$202,579	$205,252	$206,742	$212,175	2	(3)	$205,042	$218,896	(6)
Client deposits and other third-party liabilities	323,821	300,595	290,250	290,992	276,694	8	17	301,502	237,825	27
Equity	24,000	24,000	24,000	24,000	22,000	—	9	24,000	22,000	9

Average loans by client segment
Middle Market Banking	$59,784	$59,032	$61,698	$60,011	$60,869	1	(2)	$60,128	$61,558	(2)
Corporate Client Banking	44,976	43,330	43,440	45,719	48,825	4	(8)	44,361	54,172	(18)
Commercial Real Estate Banking	100,682	100,120	99,864	100,661	101,969	1	(1)	100,331	102,479	(2)
Other	192	97	250	351	512	98	(63)	222	687	(68)
Total loans	$205,634	$202,579	$205,252	$206,742	$212,175	2	(3)	$205,042	$218,896	(6)

Headcount	12,902	12,584	12,163	11,748	11,675	3	11	12,902	11,675	11

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$8	$31	$3	$29	$162	(74)	(95)	$71	$401	(82)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)(d)	740	735	1,006	1,134	1,286	1	(42)	740	1,286	(42)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	2	—	120	—	NM	—	120	NM
Total nonaccrual loans	740	735	1,008	1,134	1,406	1	(47)	740	1,406	(47)

Assets acquired in loan satisfactions	17	16	17	24	24	6	(29)	17	24	(29)
Total nonperforming assets	757	751	1,025	1,158	1,430	1	(47)	757	1,430	(47)
Allowance for credit losses:
Allowance for loan losses	2,219	2,354	2,589	3,086	3,335	(6)	(33)	2,219	3,335	(33)
Allowance for lending-related commitments	749	711	870	753	651	5	15	749	651	15
Total allowance for credit losses	2,968	3,065	3,459	3,839	3,986	(3)	(26)	2,968	3,986	(26)

Net charge-off/(recovery) rate (e)	0.02%	0.06%	0.01%	0.06%	0.31%			0.04%	0.18%
Allowance for loan losses to period-end loans retained	1.08	1.17	1.29	1.52	1.60			1.08	1.60
Allowance for loan losses to nonaccrual loans retained (c)	300	320	257	272	259			300	259
Nonaccrual loans to period-end total loans	0.36	0.36	0.49	0.55	0.67			0.36	0.67

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)At December 31, 2021, September 30,2021, June 30, 2021, March 31, 2021 and December 31, 2020 , total loans included $1.2 billion, $2.0 billion, $5.0 billion, $7.4 billion and $6.6 billion of loans, respectively, under the PPP, of which $1.1 billion, $1.9 billion, $4.9 billion, $7.2 billion and $6.4 billion were in Middle Market Banking. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(c)Allowance for loan losses of $124 million, $123 million, $188 million, $227 million and $273 million was held against nonaccrual loans retained at December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(d)At December 31, 2021, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $114 million. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$3,330	$3,096	$3,019	$2,888	$2,892	8%	15%	$12,333	$10,610	16%
All other income	118	216	146	258	87	(45)	36	738	212	248
Noninterest revenue	3,448	3,312	3,165	3,146	2,979	4	16	13,071	10,822	21
Net interest income	1,025	988	942	931	888	4	15	3,886	3,418	14
TOTAL NET REVENUE	4,473	4,300	4,107	4,077	3,867	4	16	16,957	14,240	19

Provision for credit losses	(36)	(60)	(10)	(121)	(2)	40	NM	(227)	263	NM

NONINTEREST EXPENSE
Compensation expense	1,560	1,387	1,356	1,389	1,323	12	18	5,692	4,959	15
Noncompensation expense	1,437	1,375	1,230	1,185	1,433	5	—	5,227	4,998	5
TOTAL NONINTEREST EXPENSE	2,997	2,762	2,586	2,574	2,756	9	9	10,919	9,957	10

Income before income tax expense	1,512	1,598	1,531	1,624	1,113	(5)	36	6,265	4,020	56
Income tax expense	366	404	378	380	327	(9)	12	1,528	1,028	49
NET INCOME	$1,146	$1,194	$1,153	$1,244	$786	(4)	46	$4,737	$2,992	58

REVENUE BY LINE OF BUSINESS
Asset Management	$2,488	$2,337	$2,236	$2,185	$2,210	6	13	$9,246	$7,654	21
Global Private Bank (a)	1,985	1,963	1,871	1,892	1,657	1	20	7,711	6,586	17
TOTAL NET REVENUE	$4,473	$4,300	$4,107	$4,077	$3,867	4	16	$16,957	$14,240	19

FINANCIAL RATIOS
ROE	32%	33%	32%	35%	29%			33%	28%
Overhead ratio	67	64	63	63	71			64	70
Pretax margin ratio:
Asset Management	32	36	37	35	31			35	29
Global Private Bank (a)	36	38	38	45	26			39	27
Asset & Wealth Management	34	37	37	40	29			37	28

Headcount	22,762	22,051	20,866	20,578	20,683	3	10	22,762	20,683	10

Number of Global Private Bank client advisors (a)	2,738	2,646	2,435	2,462	2,462	3	11	2,738	2,462	11

(a)In the first quarter of 2021, the Wealth Management business was renamed Global Private Bank.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q21 Change					2021 Change
	4Q21	3Q21	2Q21	1Q21		4Q20		3Q21	4Q20	2021	2020		2020
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$234,425	$221,702	$217,284	$213,088		$203,384	(a)	6%	15%	$234,425	$203,384	(a)	15%
Loans	218,271	202,871	198,683	192,256		186,608		8	17	218,271	186,608		17
Deposits	282,052	242,309	217,488	217,460		198,755		16	42	282,052	198,755		42
Equity	14,000	14,000	14,000	14,000		10,500		—	33	14,000	10,500		33

SELECTED BALANCE SHEET DATA (average)
Total assets	$227,597	$219,022	$214,384	$207,505		$193,026	(a)	4	18	$217,187	$181,432	(a)	20
Loans	209,169	200,635	195,171	188,726		176,758		4	18	198,487	166,311		19
Deposits	264,580	229,710	219,699	206,562		180,348		15	47	230,296	161,955		42
Equity	14,000	14,000	14,000	14,000		10,500		—	33	14,000	10,500		33

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$4	$(1)	$12	$11		$(16)		NM	NM	$26	$(14)		NM
Nonaccrual loans	708	686	792	917	(a)	964	(a)	3	(27)	708	964	(a)	(27)
Allowance for credit losses:
Allowance for loan losses	365	402	458	479		598		(9)	(39)	365	598		(39)
Allowance for lending-related commitments	18	20	25	25		38		(10)	(53)	18	38		(53)
Total allowance for credit losses	383	422	483	504		636		(9)	(40)	383	636		(40)
Net charge-off/(recovery) rate	0.01%	—%	0.02%	0.02%		(0.04)%				0.01%	(0.01)%
Allowance for loan losses to period-end loans	0.17	0.20	0.23	0.25		0.32				0.17	0.32
Allowance for loan losses to nonaccrual loans	52	59	58	52	(a)	62	(a)			52	62	(a)
Nonaccrual loans to period-end loans	0.32	0.34	0.40	0.48	(a)	0.52	(a)			0.32	0.52	(a)

(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2021
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2021 Change
CLIENT ASSETS	2021	2021	2021	2021	2020	2021	2020	2021	2020	2020
Assets by asset class
Liquidity	$708	$685	$698	$686	$641	3%	10%	$708	$641	10%
Fixed income	693	695	688	662	671	—	3	693	671	3
Equity	779	725	725	661	595	7	31	779	595	31
Multi-asset	732	702	702	669	656	4	12	732	656	12
Alternatives	201	189	174	155	153	6	31	201	153	31
TOTAL ASSETS UNDER MANAGEMENT	3,113	2,996	2,987	2,833	2,716	4	15	3,113	2,716	15
Custody/brokerage/administration/deposits	1,182	1,100	1,057	995	936	7	26	1,182	936	26
TOTAL CLIENT ASSETS (a)	$4,295	$4,096	$4,044	$3,828	$3,652	5	18	$4,295	$3,652	18

Assets by client segment
Private Banking	$805	$773	$752	$718	$689	4	17	$805	$689	17
Global Institutional (b)	1,430	1,375	1,383	1,320	1,273	4	12	1,430	1,273	12
Global Funds (b)	878	848	852	795	754	4	16	878	754	16
TOTAL ASSETS UNDER MANAGEMENT	$3,113	$2,996	$2,987	$2,833	$2,716	4	15	$3,113	$2,716	15

Private Banking	$1,931	$1,817	$1,755	$1,664	$1,581	6	22	$1,931	$1,581	22
Global Institutional (b)	1,479	1,425	1,430	1,362	1,311	4	13	1,479	1,311	13
Global Funds (b)	885	854	859	802	760	4	16	885	760	16
TOTAL CLIENT ASSETS (a)	$4,295	$4,096	$4,044	$3,828	$3,652	5	18	$4,295	$3,652	18

Assets under management rollforward
Beginning balance	$2,996	$2,987	$2,833	$2,716	$2,560			$2,716	$2,328
Net asset flows:
Liquidity	20	(11)	15	44	(36)			68	104
Fixed income	—	11	17	8	8			36	48
Equity	18	16	20	31	14			85	33
Multi-asset	6	3	2	6	10			17	5
Alternatives	10	3	10	3	1			26	6
Market/performance/other impacts	63	(13)	90	25	159			165	192
Ending balance	$3,113	$2,996	$2,987	$2,833	$2,716			$3,113	$2,716

Client assets rollforward
Beginning balance	$4,096	$4,044	$3,828	$3,652	$3,370			$3,652	$3,089
Net asset flows	109	75	75	130	39			389	276
Market/performance/other impacts	90	(23)	141	46	243			254	287
Ending balance	$4,295	$4,096	$4,044	$3,828	$3,652			$4,295	$3,652

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.
(b)In the first quarter of 2021, Institutional and Retail client segments were renamed to Global Institutional and Global Funds, respectively. This did not result in a change to the clients within either client segment.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
INCOME STATEMENT
REVENUE
Principal transactions	$26	$(103)	$(8)	$272	$273	NM	(90)%	$187	$245	(24)%
Investment securities gains/(losses)	52	(256)	(155)	14	70	NM	(26)%	(345)	795	NM
All other income	58	117	(45)	96	249	(50)	(77)	226	159	42
Noninterest revenue	136	(242)	(208)	382	592	NM	(77)	68	1,199	(94)
Net interest income	(681)	(1,054)	(961)	(855)	(841)	35	19	(3,551)	(2,375)	(50)
TOTAL NET REVENUE (a)	(545)	(1,296)	(1,169)	(473)	(249)	58	(119)	(3,483)	(1,176)	(196)

Provision for credit losses	23	(7)	49	16	(42)	NM	NM	81	66	23

NONINTEREST EXPENSE	251	160	515	876	361	57	(30)	1,802	1,373	31
Income/(loss) before income tax expense/(benefit)	(819)	(1,449)	(1,733)	(1,365)	(568)	43	(44)	(5,366)	(2,615)	(105)
Income tax expense/(benefit)	253	(632)	(489)	(785)	(210)	NM	NM	(1,653)	(865)	(91)
NET INCOME/(LOSS)	$(1,072)	$(817)	$(1,244)	$(580)	$(358)	(31)	(199)	$(3,713)	$(1,750)	(112)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(480)	(1,198)	(1,081)	(705)	(623)	60	23	(3,464)	(1,368)	(153)
Other Corporate	(65)	(98)	(88)	232	374	34	NM	(19)	192	NM
TOTAL NET REVENUE	$(545)	$(1,296)	$(1,169)	$(473)	$(249)	58	(119)	$(3,483)	$(1,176)	(196)

NET INCOME/(LOSS)
Treasury and CIO	(428)	(998)	(956)	(675)	(587)	57	27	(3,057)	(1,403)	(118)
Other Corporate	(644)	181	(288)	95	229	NM	NM	(656)	(347)	(89)
TOTAL NET INCOME/(LOSS)	$(1,072)	$(817)	$(1,244)	$(580)	$(358)	(31)	(199)	$(3,713)	$(1,750)	(112)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,518,100	$1,459,283	$1,382,653	$1,409,564	$1,359,831	4	12	$1,518,100	$1,359,831	12
Loans	1,770	1,697	1,530	1,627	1,657	4	7	1,770	1,657	7

Headcount (b)	38,952	38,302	37,520	38,168	38,366	2	2	38,952	38,366	2

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains/(losses)	$52	$(256)	$(155)	$14	$70	NM	(26)	$(345)	$795	NM
Available-for-sale securities (average)	290,590	223,747	342,338	372,443	410,803	30	(29)	306,827	413,367	(26)
Held-to-maturity securities (average) (c)	349,989	339,544	240,696	207,957	155,525	3	125	285,086	94,569	201
Investment securities portfolio (average)	$640,579	$563,291	$583,034	$580,400	$566,328	14	13	$591,913	$507,936	17
Available-for-sale securities (period-end)	306,352	249,484	230,127	377,911	386,065	23	(21)	306,352	386,065	(21)
Held-to-maturity securities, net of allowance for credit losses (period-end) (c)	363,707	343,542	341,476	217,452	201,821	6	80	363,707	201,821	80
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$670,059	$593,026	$571,603	$595,363	$587,886	13	14	$670,059	$587,886	14

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $60 million, $64 million, $66 million, $67 million and $55 million for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $257 million and $241 million for the full year 2021 and 2020, respectively.
(b)During the six months ended June 30, 2021, 1,155 technology and risk management employees were transferred from Corporate to CIB.
(c)During 2021 and 2020, the Firm transferred $104.5 billion and $164.2 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(d)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, the allowance for credit losses on investment securities was $42 million, $73 million, $87 million, $94 million and $78 million, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
										Dec 31, 2021
										Change
	Dec 31,	Sep 30,		Jun 30,		Mar 31,		Dec 31,		Sep 30,	Dec 31,
	2021	2021		2021		2021		2020		2021	2020
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$295,556	$298,308		$297,731		$302,392		$302,127		(1)%	(2)%
Loans held-for-sale and loans at fair value	27,750	29,856		31,954		22,516		16,452		(7)	69
Total consumer, excluding credit card loans	323,306	328,164		329,685		324,908		318,579		(1)	1

Credit card loans
Loans retained	154,296	143,166		141,079		131,772		143,432		8	8
Loans held-for-sale	—	—		723		721		784		—	NM
Total credit card loans	154,296	143,166		141,802		132,493		144,216		8	7
Total consumer loans	477,602	471,330		471,487		457,401		462,795		1	3

Wholesale loans (b)
Loans retained	560,354	532,786		524,855		514,478		514,947		5	9
Loans held-for-sale and loans at fair value	39,758	40,499		44,612		39,428		35,111		(2)	13
Total wholesale loans	600,112	573,285		569,467		553,906		550,058		5	9

Total loans	1,077,714	1,044,615		1,040,954		1,011,307		1,012,853		3	6
Derivative receivables	57,081	67,908		66,320	(g)	68,896	(g)	75,444	(g)	(16)	(24)
Receivables from customers (c)	59,645	58,752		59,609		58,180		47,710		2	25
Total credit-related assets	1,194,440	1,171,275		1,166,883		1,138,383		1,136,007		2	5

Lending-related commitments
Consumer, excluding credit card	45,334	56,684		56,875		56,245		57,319	(g)	(20)	(21)
Credit card (d)	730,534	710,610		682,531		674,367		658,506		3	11
Wholesale	486,454	499,236	(g)	502,616		481,244		449,863		(3)	8
Total lending-related commitments	1,262,322	1,266,530		1,242,022		1,211,856		1,165,688		—	8

Total credit exposure	$2,456,762	$2,437,805		$2,408,905		$2,350,239		$2,301,695		1	7

Memo: Total by category
Consumer exposure (e)	$1,253,470	$1,238,624		$1,210,893		$1,188,013		$1,178,620		1	6
Wholesale exposure (f)	1,203,292	1,199,181		1,198,012		1,162,226		1,123,075		—	7
Total credit exposure	$2,456,762	$2,437,805		$2,408,905		$2,350,239		$2,301,695		1	7

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2021
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2021	2021	2021	2021	2020	2021	2020
NONPERFORMING ASSETS (a)(b)
Consumer nonaccrual loans
Loans retained	$4,878	$4,911	$5,183	$5,382	$5,464	(1)%	(11)%
Loans held-for-sale and loans at fair value	472	440	475	608	1,003	7	(53)
Total consumer nonaccrual loans	5,350	5,351	5,658	5,990	6,467	—	(17)

Wholesale nonaccrual loans
Loans retained	2,054	2,084	2,698	3,015	3,318	(1)	(38)
Loans held-for-sale and loans at fair value	391	808	716	701	788	(52)	(50)
Total wholesale nonaccrual loans	2,445	2,892	3,414	3,716	4,106	(15)	(40)

Total nonaccrual loans (c)	7,795	8,243	9,072	9,706	10,573	(5)	(26)

Derivative receivables	316	393	481	284	56	(20)	464
Assets acquired in loan satisfactions	235	246	249	267	277	(4)	(15)
Total nonperforming assets	8,346	8,882	9,802	10,257	10,906	(6)	(23)
Wholesale lending-related commitments (d)	764	641	851	800	577	19	32
Total nonperforming exposure	$9,110	$9,523	$10,653	$11,057	$11,483	(4)	(21)

NONACCRUAL LOAN-RELATED RATIOS (b)
Total nonaccrual loans to total loans	0.72%	0.79%	0.87%	0.96%	1.04%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.65	1.63	1.72	1.84	2.03
Total wholesale nonaccrual loans to total
wholesale loans	0.41	0.50	0.60	0.67	0.75

(a)At December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $623 million, $644 million, $713 million, $798 million and $874 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $5 million, $5 million, $7 million, $8 million and $9 million, respectively. The amount of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded at June 30, 2021 has been revised to conform with the current presentation. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2020 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At December 31, 2021 and September 30, 2021, nonperforming assets excluded PPP loans 90 or more days past due and insured by the SBA of $633 million and $5 million, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due in all other periods presented.
(c)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(d)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$18,150	$19,500	$23,001	$28,328	$30,814	(7)%	(41)%	$28,328	$17,295	64%
Net charge-offs:
Gross charge-offs	968	940	1,188	1,468	1,471	3	(34)	4,564	6,836	(33)
Gross recoveries collected	(418)	(416)	(454)	(411)	(421)	—	1	(1,699)	(1,577)	(8)
Net charge-offs	550	524	734	1,057	1,050	5	(48)	2,865	5,259	(46)
Provision for loan losses	(1,214)	(819)	(2,759)	(4,279)	(1,433)	(48)	15	(9,071)	16,291	NM
Other	—	(7)	(8)	9	(3)	NM	NM	(6)	1	NM
Ending balance	$16,386	$18,150	$19,500	$23,001	$28,328	(10)	(42)	$16,386	$28,328	(42)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,305	$2,998	$2,516	$2,409	$2,823	(23)	(18)	$2,409	$1,289	87
Provision for lending-related commitments	(43)	(694)	481	107	(414)	94	90	(149)	1,121	NM
Other	(1)	1	1	—	—	NM	NM	1	(1)	NM
Ending balance	$2,261	$2,305	$2,998	$2,516	$2,409	(2)	(6)	$2,261	$2,409	(6)

ALLOWANCE FOR INVESTMENT SECURITIES	$42	$73	$87	$94	$78	(42)	(46)	$42	$78	(46)

Total allowance for credit losses	$18,689	$20,528	$22,585	$25,611	$30,815	(9)	(39)	$18,689	$30,815	(39)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.04%	(0.01)%	(0.04)%	0.03%	0.05%			—%	0.06%
Credit card retained loans	1.28	1.39	2.24	2.97	2.17			1.94	2.93
Total consumer retained loans	0.45	0.44	0.67	0.93	0.72			0.62	0.99
Wholesale retained loans	0.03	0.03	0.01	0.04	0.19			0.03	0.16
Total retained loans	0.22	0.21	0.31	0.45	0.44			0.30	0.55

Memo: Average retained loans
Consumer retained, excluding credit card loans	$296,423	$298,019	$298,823	$302,055	$303,421	(1)	(2)	$298,814	$302,005	(1)
Credit card retained loans	148,471	141,371	135,430	134,155	140,459	5	6	139,900	146,391	(4)
Total average retained consumer loans	444,894	439,390	434,253	436,210	443,880	1	—	438,714	448,396	(2)
Wholesale retained loans	541,183	528,979	519,902	515,858	503,249	2	8	526,557	509,907	3
Total average retained loans	$986,077	$968,369	$954,155	$952,068	$947,129	2	4	$965,271	$958,303	1

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2021
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2021	2021	2021	2021	2020	2021	2020
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(665)	$(571)	$(557)	$(348)	$(7)	(16)%	NM
Portfolio-based	2,430	2,445	2,455	3,030	3,643	(1)	(33)%
Total consumer, excluding credit card	1,765	1,874	1,898	2,682	3,636	(6)	(51)
Credit card
Asset-specific (b)	313	383	443	522	633	(18)	(51)
Portfolio-based	9,937	11,267	12,057	13,778	17,167	(12)	(42)
Total credit card	10,250	11,650	12,500	14,300	17,800	(12)	(42)
Total consumer	12,015	13,524	14,398	16,982	21,436	(11)	(44)
Wholesale
Asset-specific (c)	263	357	488	529	682	(26)	(61)
Portfolio-based	4,108	4,269	4,614	5,490	6,210	(4)	(34)
Total wholesale	4,371	4,626	5,102	6,019	6,892	(6)	(37)
Total allowance for loan losses	16,386	18,150	19,500	23,001	28,328	(10)	(42)
Allowance for lending-related commitments	2,261	2,305	2,998	2,516	2,409	(2)	(6)
Allowance for investment securities	42	73	87	94	78	(42)	(46)
Total allowance for credit losses	$18,689	$20,528	$22,585	$25,611	$30,815	(9)	(39)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.60%	0.63%	0.64%	0.89%	1.20%
Credit card allowance to total credit card retained loans	6.64	8.14	8.86	10.85	12.41
Wholesale allowance to total wholesale retained loans	0.78	0.87	0.97	1.17	1.34
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	0.84	0.93	1.05	1.26	1.45
Total allowance to total retained loans	1.62	1.86	2.02	2.42	2.95
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	36	38	37	50	67
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	89	93	89	104	120
Wholesale allowance to wholesale retained nonaccrual loans	213	222	189	200	208
Total allowance to total retained nonaccrual loans	236	259	247	274	323

(a)Includes collateral-dependent loans, including those considered troubled debt restructurings (“TDRs”) and those for which foreclosure is deemed probable, modified PCD loans, and non-collateral dependent loans that have been modified or are reasonably expected to be modified in a TDR.
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(e)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets, as shown below. CIB Markets consists of Fixed Income Markets and Equity Markets. These metrics, which exclude CIB Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, without the volatility arising from CIB Markets. In addition, management also assesses CIB Markets business performance on a total revenue basis as offsets may occur across revenue lines. Management believes that disclosure of these measures provides investors and analysts with other measures by which to analyze the revenue trends of the Firm.

	QUARTERLY TRENDS							FULL YEAR
						4Q21 Change				2021 Change
(in millions, except rates)	4Q21	3Q21	2Q21	1Q21	4Q20	3Q21	4Q20	2021	2020	2020

Net interest income - reported	$13,601	$13,080	$12,741	$12,889	$13,258	4%	3%	$52,311	$54,563	(4)%
Fully taxable-equivalent adjustments	108	104	109	109	97	4	11	430	418	3
Net interest income - managed basis (a)	$13,709	$13,184	$12,850	$12,998	$13,355	4	3	$52,741	$54,981	(4)
Less: CIB Markets net interest income	2,066	1,967	1,987	2,223	2,166	5	(5)	8,243	8,374	(2)
Net interest income excluding CIB Markets (a)	$11,643	$11,217	$10,863	$10,775	$11,189	4	4	$44,498	$46,607	(5)

Average interest-earning assets	$3,337,855	$3,219,786	$3,177,195	$3,126,569	$2,955,646	4	13	$3,215,942	$2,779,710	16
Less: Average CIB Markets interest-earning assets	908,093	894,892	882,848	866,591	743,337	1	22	888,238	751,131	18
Average interest-earning assets excluding CIB Markets	$2,429,762	$2,324,894	$2,294,347	$2,259,978	$2,212,309	5	10	$2,327,704	$2,028,579	15

Net yield on average interest-earning assets - managed basis	1.63%	1.62%	1.62%	1.69%	1.80%			1.64%	1.98%
Net yield on average CIB Markets interest-earning assets	0.90	0.87	0.90	1.04	1.16			0.93	1.11
Net yield on average interest-earning assets excluding CIB Markets	1.90	1.91	1.90	1.93	2.01			1.91	2.30

Noninterest revenue - reported	$15,656	$16,567	$17,738	$19,377	$16,077	(5)	(3)	$69,338	$65,388	6
Fully taxable-equivalent adjustments	984	690	807	744	729	43	35	3,225	2,560	26
Noninterest revenue - managed basis	$16,640	$17,257	$18,545	$20,121	$16,806	(4)	(1)	$72,563	$67,948	7
Less: CIB Markets noninterest revenue	3,222	4,302	4,800	6,827	3,773	(25)	(15)	19,151	21,109	(9)
Noninterest revenue excluding CIB Markets	$13,418	$12,955	$13,745	$13,294	$13,033	4	3	$53,412	$46,839	14

Memo: CIB Markets total net revenue	$5,288	$6,269	$6,787	$9,050	$5,939	(16)	(11)	$27,394	$29,483	(7)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.